Vanguard Variable Annuity

Supplement dated August 1, 2013

  To the

Prospectus dated May 1, 2013

Issued Through Separate Account VA DD

By Monumental Life Insurance Company

The following hereby replaces the corresponding paragraph in the Investment Options section in the Summary.

Managed by Delaware Investments Fund Advisers, Wellington Management Company, LLP, and William Blair & Company, L.L.C.

•	Growth Portfolio

The following hereby replaces the Annual Fund Operating Expenses for the Small Company Growth Portfolio in the Fee Table.

ANNUAL FUND OPERATING EXPENSES

Small Company Growth Portfolio
Management Expenses	0.38%
12b-1 Distribution Fees	None
Total Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.02%[1]
Total Fund Operating Expenses	0.44%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, such as business development companies. These expenses are similar to the expenses paid by any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with portfolio operations.

PS MLDMC 082013